NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED SEPTEMBER 23, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2011,

AS SUPPLEMENTED MARCH 2, 2011

The following sub-section is hereby inserted after the fifth paragraph in the section “Additional Information Concerning Fund Investments—Derivatives—Futures and Options on Futures”:

VIX Futures. Tactical Market Opportunities Fund may buy and sell futures contracts that track the level of the Chicago Board Options Exchange (CBOE) Volatility Index (VIX). The CBOE Volatility Index is based upon the prices of options on the S&P 500 Index that are listed on the CBOE, and is designed to reflect investors’ projection of future (30-day) stock market volatility. The value of VIX futures is dependent on the movements in the expected volatility of stock prices; it is not dependent on the direction of stock prices. Thus, VIX options provide a way for Tactical Market Opportunities Fund to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market. Please see below for a description of the principal risks associated with futures, including VIX futures.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-TMOSAI-0911P